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                      SUPPLEMENT DATED SEPTEMBER 12, 2005
                                     TO THE
                           VAN KAMPEN TAX FREE TRUST,
                            ON BEHALF OF ITS SERIES,
                   VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
          CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES PROSPECTUS
                            DATED DECEMBER 31, 2004,
          AS PREVIOUSLY SUPPLEMENTED ON MARCH 31, 2005, JUNE 3, 2005,
                 JUNE 6, 2005, JULY 13, 2005 AND AUGUST 8, 2005
                                    AND THE
               CLASS I SHARES PROSPECTUS DATED DECEMBER 31, 2004,
           AS PREVIOUSLY SUPPLEMENTED ON MAY 23, 2005, JUNE 3, 2005,
                        JULY 13, 2005 AND AUGUST 8, 2005

     The section of the Prospectus entitled "PURCHASE OF SHARES" is supplemented with the following:

     In order to facilitate the management of the Fund's portfolio, effective the close of business on September 21, 2005, Van Kampen Strategic Municipal Income Fund is suspending the continuous offering of its shares to new investors. As market conditions permit, the Fund may reopen sales of the Fund's shares to new investors. Any such offerings of the Fund may be limited in amount and may commence and terminate without any prior notice.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                   STMISPT  9/05